UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020 (July 15, 2020)
Two Harbors Investment Corp.
(Exact name of registrant as specified in its charter)

Maryland	001-34506		27-0312904
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

601 Carlson Parkway, Suite 1400	Minnetonka,	MN	55305
(Address of Principal Executive Offices)			(Zip Code)
(612) 629-2500
Registrant's telephone number, including area code

575 Lexington Avenue, Suite 2930
New York, NY 10022
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol(s)	Name of Exchange on Which Registered:
Common Stock, par value $0.01 per share	TWO	New York Stock Exchange
8.125% Series A Cumulative Redeemable Preferred Stock	TWO PRA	New York Stock Exchange
7.625% Series B Cumulative Redeemable Preferred Stock	TWO PRB	New York Stock Exchange
7.25% Series C Cumulative Redeemable Preferred Stock	TWO PRC	New York Stock Exchange
7.75% Series D Cumulative Redeemable Preferred Stock	TWO PRD	New York Stock Exchange
7.50% Series E Cumulative Redeemable Preferred Stock	TWO PRE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.02           Termination of a Material Definitive Agreement.

On July 15, 2020, Two Harbors Investment Corp. (the “Company”) provided PRCM Advisers LLC (the “Manager”) with a notice of termination of the management agreement, dated as of October 28, 2009 (as amended, the “Management Agreement”), by and among the Company, Two Harbors Operating Company LLC, and the Manager, pursuant to which the Manager administers the Company’s business activities and day-to-day operations. In accordance with Section 15(a) of the Management Agreement, the Company terminated the Management Agreement for “cause” on the basis of certain material breaches of the Management Agreement by the Manager, its agents and/or its assignees that are incapable of being cured within the time period set forth therein and certain events of gross negligence on the part of the Manager in the performance of its duties under the Management Agreement. The notice of termination specifies that the Management Agreement will terminate on August 14, 2020, after which the Company will cease to be externally managed. No termination fee will be payable to the Manager in connection with the termination pursuant to Section 15(a) of the Management Agreement.

The Company previously disclosed on April 13, 2020, that it had elected not to renew the Management Agreement on the basis of unfair compensation payable to the Manager in accordance with Section 13(a)(ii) of the Management Agreement. In connection with the non-renewal of the Management Agreement pursuant to Section 13(a)(ii) thereof, the Company had expected the Management Agreement to terminate on September 19, 2020, at which time the Company would have been required to pay the Manager a termination fee previously estimated to be approximately $144 million. Because the Management Agreement is being terminated pursuant to Section 15(a) thereof, however, no termination fee will be payable to the Manager.

As previously disclosed, an independent committee comprised of all of the independent members of the Company’s Board of Directors (the “Independent Committee”) was formed to, among other duties, review and evaluate the performance of, and the fees and expenses payable to, the Manager. As part of its duties, the Independent Committee reviewed and evaluated possible breaches of the Management Agreement and acts of gross negligence on the part of the Manager, including without limitation certain events occurring after the non-renewal announcement.. Based on its review, the Independent Committee unanimously determined that there had occurred certain material breaches of the Management Agreement by the Manager, its agents and/or its assignees that are incapable of being cured within the time period set forth therein and certain events of gross negligence on the part of the Manager in the performance of its duties under the Management Agreement. The Independent Committee therefore approved the termination of the Management Agreement pursuant to Section 15(a) thereof. The Independent Committee was advised by Goodwin Procter LLP, as its legal counsel.

Copies of the Management Agreement, as amended by the Amendment, the Second Amendment, the Third Amendment and the Fourth Amendment, are filed with the Securities and Exchange Commission (the “SEC”) as Exhibit 10.1 to the Company’s Annual Report on Form 10-K on March 4, 2010, the Current Report on Form 8-K on December 19, 2012, the Current Report on Form 8-K on November 7, 2014, the Current Report on Form 8-K on June 28, 2017, and the Current Report on Form 8-K on April 26, 2018, respectively, and are incorporated by reference herein.

Item 7.01           Regulation FD Disclosure.

On July 21, 2020, the Company issued a press release announcing the termination of the Management Agreement for “cause” as disclosed in Item 1.02 above. A copy of the press release is attached hereto as Exhibit 99.1.

The press release is furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for any other purpose, including for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings, except as shall be expressly set forth by specific reference in such filing.

Forward Looking Statements

Certain items in this Current Report on Form 8-K, including the press release furnished herewith as Exhibit 99.1, may constitute “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Actual results may differ from expectations, estimates and projections and, consequently, readers should not rely on these forward-looking statements as predictions of future events. Words such as “expect,” “target,” “assume,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believe,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. These statements include, but are not limited to, those related to the termination of the Management Agreement, the Company’s expectation that it will be able to retain its senior management and other personnel and the transition of all functions necessary to operate the Company’s business without interruption. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Additional information concerning these and other risk factors is contained in the Company’s most recent filings with the SEC. All subsequent written and oral forward-looking statements concerning the Company or matters attributable to the Company or any person acting on its behalf are qualified in their entirety by the cautionary statements above. The Company does not undertake or accept any obligation to release publicly any updates or revisions to any forward-looking statement to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release of Two Harbors Investment Corp., dated July 21, 2020.
104	Cover Page Interactive Data File, formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWO HARBORS INVESTMENT CORP.

	By:	/s/ REBECCA B. SANDBERG
Rebecca B. Sandberg
General Counsel and Secretary

Date: July 21, 2020